UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2012

IMOGO MOBILE TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51976	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

15831 8th Avenue NE, Shoreline, WA 98155
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (206) 458-7018

Monza Ventures Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 24, 2012, we changed our name from “Monza Ventures Inc.” to “Imogo Mobile Technologies Corp.”, by way of a merger with our wholly owned subsidiary Imogo Mobile Technologies Corp., which was formed solely for the change of name.

Item 7.01	Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening of trading on February 24, 2012 under our new symbol “IMTC”. Our new CUSIP number is 45256Q108.

Item 9.01	Financial Statements and Exhibits

3.01	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMOGO MOBILE TECHNOLOGIES CORP.

/s/ Stewart E. Irvine
Stewart E. Irvine
President and Director
Date: February 24, 2012